Exhibit 99.1

  Savoy Continues Expansion of Its Claims to Mineral Rights in China

    DENVER--(BUSINESS WIRE)--June 8, 2004--

       Savoy Takes the Next Step in Becoming a Driving Force in
     Mineral Exploration in China by Entering into Frame Agreement with Gold Resources Exploration and Development Corporation

    Savoy Resources Corp. (OTCBB:SVYR) The Board of Directors of the Company is pleased to announce the recent assignment to the Company by Tianjin Chinaquantum Investment and Trade Co. Ltd. ("Chinaquantum") of all of Chinaquantum's right, entitlement and interest in and to that certain "Frame Agreement" (the "Frame Agreement"), dated for reference March 26, 2004, as entered into between Chinaquantum and Gold Enterprises Administration Center of Canzhuang ("Gold Enterprises"), of Shandong Province, China; and which assignment has been acknowledged and agreed to by Gold Enterprises.
    The Company is informed that Gold Enterprises is the holding company and administrative arm of three separate entities: Dongxing Gold Mine; Hexi Gold Mine and Lingbei Gold Mine (each an "Entity"); which, in turn, own the mineral exploration and mining rights to explore and mine all minerals contained on each of their respective properties. Prior to the Frame Agreement being signed, the Company is informed that each Entity had authorized Gold Enterprises to act on its behalf in entering into the terms of the Frame Agreement.
    In accordance with the terms and conditions of the Frame Agreement, Gold Enterprises, on behalf of each Entity, has agreed to set up a separate joint venture enterprise (each a "JVE") with the Company pursuant to which it is envisioned that, subject to the final terms and conditions of formal JVE agreements to be established, each of the Company and its proposed JVE Entity will be 50/50 partners in facilitating the expansion of the exploration and development activities currently taking place on each of their respective properties.
    In addition to the proposed exploration, development and mining of all minerals located on these respective properties, the Company and its proposed JVE Entities also have the exclusive right of exploration on an additional 2.8 sq. km concession, also administrated by Gold Enterprises. This mineral license is currently held by No. 6 Geology Team of Shandong Province. It is presently envisioned that Gold Enterprises will act as negotiator with No. 6 Geology Team in the transfer of the mineral licenses to any one of the JVEs which will already be established or may choose to enter into a new joint venture enterprise with the Company in order to hold and develop the same.
    Similar to the terms of the Company's first joint venture agreement in China with the First Geological and Exploration Institute of Heilongjiang Province of China (March 31, 2004 news release), the Frame Agreement also envisions that Gold Enterprises will provide the Company with the complete geological database information relevant to the initial three JVE properties. In this respect the Company plans the same course of action used in its first joint venture and, based on the geological data presented to it by its proposed JVE partners, will identify the most profitable regions of each property and the most effective way to extract the minerals using modern technology and equipment.
    Pursuant to the terms of the Frame Agreement each JVE Entity will provide its respective mineral licenses to the JVE; the value of which will be determined by relevant authorities; while the Company will provide the necessary capital to the JVEs in order to explore and develop the same. In this regard, and once the respective licenses are valued and contributed to their respective JVE, no distribution will be made as between the JVE partners before the entire capital investment of the Company is recouped; after which the profit sharing ratio will be 50:50. In accordance with the Frame Agreement Gold Enterprises will work with governmental authorities to ensure the JVE's properties are free of any illegal mining activities and, in addition, will provide assistance to the Company's geologists and on-site working support and labor.
    Each proposed JVE will have a Board of Directors consisting of five directors. The Company will have the right to appoint three directors, of which one will be the Chairman of the Board and the other will be the Chief Financial Officer. Gold Enterprises will appoint the remaining two Board members; one of which will be the General Manager who will be responsible for general and daily management of the JVEs. The Board will be responsible for making decisions and policies to further the business directives of the proposed JVEs, as well as any other governing issues.
    All JVE partners realize the importance of operating in accordance with the highest environmental protection standards. As a result, the Frame Agreement envisions that they will conduct environmental studies on each of the properties based on the Environmental Protection Law of China. Each of the JVE partners must comply with the finding of these studies or will be faced with the costs of any environmental damage that occurs.
    Shandong Province is located on China's eastern coastline, and is bordered by the Provinces of Hebi, Henan, Anhui and Jiangsu. It covers an area of approximately 156,700 sq. kms. and boasts a well-developed infrastructure of over 50,000 kilometers of highways and well-established railroad and port systems.
    Shandong is one of the most mineral rich Provinces in China. It has a total of approximately 128 varieties of minerals; which comprises approximately 78% of all the mineral varieties found in the country. Some of these include gold, diamonds, cobalt, bauxite and natural gas. As a result, the provincial government has established very favorable "land use policies" making the province very attractive to foreign investment.

    ON BEHALF OF THE BOARD OF DIRECTORS OF
    SAVOY RESOURCES CORP.
    Per:
    "Floyd Wandler"

    Floyd Wandler
    President, CEO and a Director

    THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS. THIS NEWS RELEASE MAY INCLUDE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE UNITED STATES SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED, WITH RESPECT TO ACHIEVING CORPORATE OBJECTIVES, DEVELOPING ADDITIONAL PROJECT INTERESTS, THE COMPANY'S ANALYSIS OF OPPORTUNITIES IN THE ACQUISITION AND DEVELOPMENT OF VARIOUS PROJECT INTERESTS AND CERTAIN OTHER MATTERS. THESE STATEMENTS ARE MADE UNDER THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND INVOLVE RISKS AND UNCERTAINTIES WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN THE FORWARD-LOOKING STATEMENTS CONTAINED HEREIN. THESE FORWARD-LOOKING STATEMENTS CAN GENERALLY BE IDENTIFIED AS SUCH BECAUSE THE CONTEXT OF THE STATEMENT WILL INCLUDE WORDS SUCH AS THE COMPANY "EXPECTS" OR "ANTICIPATES", OR WORDS OF SIMILAR IMPORT. SIMILARLY, STATEMENTS THAT DESCRIBE THE COMPANY'S PLANS, OBJECTIVES OR GOALS ARE ALSO FORWARD-LOOKING STATEMENTS. SUCH FORWARD-LOOKING STATEMENTS ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE ANTICIPATED. ALTHOUGH THE COMPANY BELIEVES THE EXPECTATIONS REFLECTED IN ANY FORWARD-LOOKING STATEMENTS ARE BASED ON REASONABLE ASSUMPTIONS, THE COMPANY CAN GIVE NO ASSURANCE THAT THE EXPECTATIONS WILL BE ATTAINED. SHAREHOLDERS, POTENTIAL INVESTORS AND OTHER READERS ARE URGED TO CONSIDER THESE FACTORS CAREFULLY IN EVALUATING ANY FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS MADE HEREIN ARE ONLY MADE AS OF THE DATE OF THIS NEWS RELEASE AND THE COMPANY DOES NOT UNDERTAKE ANY OBLIGATION TO PUBLICLY UPDATE SUCH FORWARD-LOOKING STATEMENTS TO REFLECT SUBSEQUENT EVENTS OR CIRCUMSTANCES. THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

    CONTACT: Savoy Resources Corp.
             Floyd Wandler, 360-332-1892